UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 25, 2010
MADISON SQUARE GARDEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza
New York, NY	10121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 465-6000
N/A

(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          On February 9, 2010, Cablevision Systems Corporation (“Cablevision”) distributed all of the outstanding common stock of Madison Square Garden, Inc. (the “Company”) to its stockholders. On February 25, 2010, Cablevision announced its results for 2009 which will also be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 when filed.
          Cablevision’s results for 2009 and 2008 include its Madison Square Garden segment. The Madison Square Garden segment results for 2009 and 2008 announced by Cablevision include the following:

	Year ended December 31,
	2009	2008

Revenues	$1,062,417	$1,042,958
Operating income (loss)	47,746	(18,019)
          The Company will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2009 on or prior to March 31, 2010. As reflected in previously issued financial statements of the Company and Cablevision, the Company’s standalone financial results for the year ended December 31, 2008 and the nine months ended September 30, 2009 are similar, but not identical to the results of Cablevision’s Madison Square Garden segment. The differences are due to the fact the Company’s results will reflect certain known differences in operating expenses from those reported by Cablevision (including certain pension plan accounting differences resulting from pension plan amendments in 2007 and certain other differences). For the nine months ended September 30, 2009, the aggregate effect of these adjustments lowered the Company’s operating income by approximately $2.4 million, as compared to the Cablevision Madison Square Garden segment results. The impact for the full year for these known differences is not expected to be materially different from the impact for the nine-month period. In addition, events occurring after February 25, 2010 and prior to the filing of the Company’s 2009 Annual Report on Form 10-K could also give rise to subsequent event adjustments to the Company’s 2009 results that were not included in the Madison Square Garden segment results announced by Cablevision on February 25, 2010.
This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including expectations regarding the impact of differences in the reporting of operating expenses by the Company as compared to the manner in which such expenses are reported by Cablevision. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN, INC.
By:	/s/ Robert M. Pollichino
	Name:	Robert M. Pollichino
	Title:	Executive Vice President and Chief Financial Officer

Dated: February 25, 2010

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